                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event report) March 15, 2001
                                                         --------------

          First Union National Bank (as Representative under a Sale and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Investment Corporation Trust, Series 1998-1) and each of the
                Originators listed on Schedule A attached hereto.
             (Exact name of registrant as specified in its charter)

             *                         333-32775                      *
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State or other jurisdiction          (Commission                (IRS Employer
     of incorporation)               File Number)                 ID Number)


         c/o First Union National Bank, 401 South Tryon Street - NC1179
                              Charlotte, NC 28288
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                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (916) 617-2628
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          (Former name or former address, if changed since last report)


*        See Schedule A

Item 5            Other Events

                  Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to Class A Certificate holders with respect to the March 15, 2001 Remittance Date.

Item 7            Financial Statements and Exhibits

Item 601(a) of Regulation

S-K Exhibit Number
20.1 Monthly statements to Class A Certificate holders with respect to the March 15, 2001 Remittance Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Stephanie Callahan
Name:  Stephanie Callahan
Title: Assistant Vice President                        Dated: March 15, 2001

                                  Exhibit Index

20.1 Monthly statement sent to Class A Certificate holders with respect to the March 15, 2001 Remittance Date.

                                   Schedule A

                                              State of                         IRS Employer
Registrant                                  Incorporation                        ID Number
---------------------------------           -------------                      ------------
TMS Mortgage Inc.                           New Jersey                          22-3217781
The Money Store/D.C. Inc.                   D.C.                                22-2133027
The Money Store/Kentucky Inc.               Kentucky                            22-2459832
The Money Store Home Equity Corp.           Kentucky                            22-2522232
The Money Store/Minnesota Inc.              Minnesota                           22-3003495